February 16, 2022 INVESTOR DAY 2022 Exhibit 99.2

  Cautionary Statement on Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of climate change or environmental, health and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. 2

  Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Adjusted Working Capital and Net Debt (collectively, the “non-GAAP financial measures”). • EBITDA represents Net income before net interest expense, income tax expense, and depreciation and amortization expense. • Adjusted EBITDA represents EBITDA adjusted to exclude (any) equity in loss of Parkdale America, LLC (“PAL”) and, from time to time, certain other adjustments necessary to understand and compare the underlying results of the Company. • Adjusted Net Income represents net income calculated under GAAP, adjusted to exclude certain amounts which management believes do not reflect the ongoing operations and performance of UNIFI and/or for which exclusion may be necessary to understand and compare the underlying results of UNIFI; • Adjusted EPS represents Adjusted Net Income divided by UNIFI’s diluted weighted average common shares outstanding; • Adjusted Working Capital represents receivables plus inventory and other current assets, less accounts payable and accrued expenses, which is an indicator of the Company’s production efficiency and ability to manage its inventory and receivables. • Net Debt represents debt principal less cash and cash equivalents. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets, among otherwise comparable companies. Management uses Adjusted EBITDA (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis, as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions. Adjusted EBITDA is a key performance metric utilized in the determination of variable compensation. We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because it serves as a high-level proxy for cash generated from operations. Equity in loss of PAL is excluded from Adjusted EBITDA because such results do not reflect our operating performance. Management uses Adjusted Working Capital as an indicator of the Company’s production efficiency and ability to manage inventory and receivables. Adjusted Working Capital is a metric used in the determination of variable compensation. Management uses Net Debt as a liquidity and leverage metric to determine how much debt would remain if all cash and cash equivalents were used to pay down debt principal. Management uses Adjusted Net Income and Adjusted EPS (i) as measurements of net operating performance because they assist us in comparing such performance on a consistent basis, as they remove the impact of (a) items that we would not expect to occur as a part of our normal business on a regular basis and (b) components of the provision for income taxes that we would not expect to occur as a part of our underlying taxable operations; (ii) for planning purposes, including the preparation of our annual operating budget; and (iii) as measures in determining the value of other acquisitions and dispositions. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information. 3

4 Agenda

5

Index Memberships: S&P 600 Russell 2000 Fiscal Year: Sunday nearest June 30 Market Cap: Approx. $400 million Sales: FY22 Estimate $800 million Overview A global textile solutions provider and one of the world’s leading innovators in manufacturing synthetic and recycled yarn. Global Employees: ~2,900 Headquarters: Greensboro, NC NYSE: UFI 6 Since: 1971

7 Product Flow

8 REPREVE® Process RECYCLED BOTTLES RECYCLED FLAKE REPREVE RESIN REPREVE RECYCLED FIBER Post-consumer bottles are recycled Bottles are washed and chopped into flake Bottle flake is melted and formed into resin Resin is melted and made into yarn

9 REPREVE Fiber

10 Agenda TOUR / WEBCAST BREAK

11

12 2025 Revenue Target

13 Geographic Sales * This data omits All Other category revenue. FY2017 through FY2021 amounts are as reported, FY 2022 and FY 2025 amounts are estimated. Percentages listed are for total sales for that fiscal year. NACA = North America and Central America.

14 Non-Apparel REPREVE Sales Offer Margin Upside Revenue data is presented for fiscal 2021, for which consolidated net sales was $668 million.

15 Innovation Provides Competitive Advantage

16 Agenda TOUR / WEBCAST BREAK

17

18

19 Unifi’s REPREVE Journey 2001 Trademark Application ™ 2025 2025 Target - 50 Billion Bottles Recycled - $550+ Million REPREVE Revenue

20 REPREVE: Positive Impact on Future Growth and Profitability Over 80% of total revenue growth between FY22 and FY25 will be REPREVE fiber

21 Continued Sales Growth for REPREVE 50% RECYCLED POLYESTER BY 2025 100% RECYCLED POLYESTER BY 2025 50% RECYCLED POLYESTER & NYLON BY 2025 50% RECYCLED POLYESTER BY 2025 100% RECYCLED POLYESTER BY 2024 100% KEY MATERIALS 175 Million Recycled Bottles by 2025 100% RECYCLED POLYESTER BY 2025 60% RECYCLED POLYESTER BY 2025 Percentages represent declared sustainability goals from each brand.

22 Maintaining Sustainable Competitive Advantage

Summary of Strategies Designed to Grow Revenue and EBITDA 23

Summary of Strategies Designed to Grow Revenue and EBITDA 24

25 Grow Market Share by Leveraging Competitive Advantages Market share data is derived from internal estimates using multiple non-public sources. “From” market share reflects estimates for calendar 2019. “To” market share reflects estimates for calendar 2025. For each of the United States, Central America and Brazil, market share is expressed regarding polyester textured yarn. For Asia, market share is expressed regarding recycled polyester staple and filament fiber.

eAFK EvoCooler Texturing Technology Exclusive to Unifi in the Americas

- Lower Carbon Footprint (~20% reduction in energy)
- Higher Productivity (~30% – 35% increase)
- Less Labor Intensive (~25% – 30% reduction direct labor)
- Lower Maintenance (~35% – 40% reduction)
- Increased Flexibility
- Product Innovation Capabilities

$100 million capital investment

Preliminary data based on initial machine installations in US

UNIFI

26

27 Drivers to Unifi’s Growth in US, Central America and Brazil Consumer Demand for Sustainable Products

28 US and Central America: Key Growth Market Regional Competitive Advantages

29 Forecast Revenue Growth in US and Central America *Our revenue generated from our operations in North America and Central America, generally comprising the net sales of the Polyester and Nylon segments.

30 Brazil: Key Growth Market Regional Competitive Advantages

31 Forecast Revenue Growth in Brazil *Our revenue generated from our operations in South America, comprising the net sales of the Brazil segment.

32 Drivers to Unifi’s Growth in Asia

33 Asia: Key Growth Market Regional Competitive Advantages in Asia

34 Forecast Revenue Growth in Asia *Our revenue generated from our operations in Asia, comprising the net sales of the Asia segment.

Summary of Strategies Designed to Grow Revenue and EBITDA 35

36 Build Sustainable Markets Beyond Apparel

37 Automotive Poly / Cotton Scrim The emergence of electric vehicles has the industry focused on producing environmentally-friendly vehicles/interiors into the foreseeable future. Electrification of cars and trucks is driving manufacturers to think differently about their interiors The fabric market for headliners and seating is approximately $250 million in the U.S.1 1Based on Unifi’s estimates for the addressable market for polyester fibers in automotive industry.

38 Medical / PPE New US government legislation requires stockpile of US-made PPE PPE and medical demand is expected to remain strong with heightened awareness of personal safety and government-led investments. The synthetic fiber market for the medical industry is approximately $800 million in the U.S.1 1Based on Unifi’s estimates for the addressable market for synthetic fibers used for the medical industry in gowns and face masks. Mask box image source: sovereignamerica.com

39 Packaging, Nonwoven, Hygiene & Film REPREVE moves into consumer packaging, industrial wipes and hygiene goods Packaging and nonwoven markets utilize our recycled flake and resin to enhance their composition of sustainable components and these markets exhibit strong demand. The recycled polyester flake and resin market for the nonwoven, packaging and film industries is approximately $1.1 billion in the U.S.1 1Based on Unifi’s estimates of the addressable market for recycled polyester flake and resin used for the nonwoven, packaging and film industries.

40 Footwear Consumer trend to wearing shoes with fabric uppers opens new markets beyond traditional sneaker market Footwear with synthetic fibers remains a compelling market as consumers seek out more sustainable, lighter-weight and customizable options. 1Based on Unifi’s estimates for the addressable market for polyester fibers used for the footwear industry in fabric for knit uppers. The fabric market for the footwear industry is approximately $2.5 billion globally1

Summary of Strategies Designed to Grow Revenue and EBITDA 41

42 Textile Takeback Many of our customers are currently participating in takeback programs 1: https://ellenmacarthurfoundation.org/topics/climate/overview 2: The State Of Consumer Spending: Gen Z Shoppers Demand Sustainable Retail, First Insight, January 2020 3: https://purpose.nike.com/planet

43 Closing the Loop Driven by brands Supported by consumers Made possible by Unifi Going beyond the bottle

44 Capabilities Textile Takeback

Poly / Cotton Scrim 45 45

Poly / Cotton Scrim 46 Source: Silentnight

Summary of Strategies Designed to Grow Revenue and EBITDA 47

48 Unifi Hangtag Shipments Fiscal Year Shipments in Millions

49 REPREVE Awareness Bottle Tag And Logo Source: REPREVE Receptivity Index Study, June 2021, n=850

50 Drive Unifi’s Position as the Gold Standard in Global Sustainable Synthetic Textiles

51 Drive Mass Awareness of REPREVE Cement REPREVE as the #1 global branded synthetic Mass global advertising with circular storytelling Sponsor WM Phoenix Open Brand/Retailer Co-marketing toolkit Enhanced social media promotion to build consumer following

52 Olympics Source: ralphlauren.com/ 2020 Summer Olympics 2022 Winter Olympics

53 Pac-12

Disney BOTTLE COLLECTION 54 Source: https://disneyworld.disney.go.com/guest-services/guest-experience-team/

55 Drive REPREVE Growth Beyond Apparel Building effective and efficient digital capabilities Expand presence in new markets Join key influential industry associations to enhance awareness Industry-specific account-based marketing

56 Unifi is proud to celebrate our brand, retailer and textile partners that exemplify leadership in sustainability and go above and beyond to protect our planet. REPREVE Champions of Sustainability

Summary of Strategies Designed to Grow Revenue and EBITDA 57

58 Agenda

59

60 Historical Financials Net Sales Operating Income (Loss) Adjusted Net Income (Loss) * Adjusted EBITDA * (dollars in millions, except Adj. EPS) * Non-GAAP financial measures are detailed in the appendix.

61 Historical Financials (cont.) Cash Provided by Operating Activities Capital Expenditures Adjusted Working Capital * Net Debt * (dollars in millions) *Non-GAAP financial measures are detailed in the appendix.

62 REPREVE Fiber as a % of Revenue Target * FY18, FY19, FY20 and FY21 amounts are as reported; FY22 and FY25 amounts are estimated.

63 Current Recycled vs. Virgin Composition Percent of Recycled Sales NYLON BRAZIL POLYESTER

64 Fiscal 2025 Gross Margin % Target

65 Fiscal 2025 Revenue Target (Dollars in millions)

66 Fiscal 2025 Adjusted EBITDA Target * Non-GAAP financial measures are detailed in the appendix. Adjusted EBITDA* Growth Components (Dollars in millions)

67 Depreciation and amortization expense of $35 to $40 Effective tax rate of 35% to 40% Capital expenditures of $20 to $25 Additional Fiscal 2025 Expectations (Dollars in millions)

Capital Allocation Priorities 68 Acquisitions Share Repurchases Balanced Leverage Drive Organic Growth

69 Acquisition Opportunities

70 Agenda

71 This event is on break. Unifi will return at approximately 12:00 noon Eastern Time to conduct the remaining sessions of this 2022 Investor Day event. Thank you for joining us today. Intermission

72 Agenda

73

74 Push – Pull Principle Fabric Producer Product Manufacturer Brand / Retailers Consumer Petrochemical Inputs (Direct Sales/Brand Sales/Marketing)

75 REPREVE Brand Growth – Apparel

76 REPREVE Brand Growth – Beyond Apparel

77 VP of Recycling BRENT BELL

78

79

WM commercial – featuring Repreve WM ad featuring Repreve 4M+ impressions Aired on CNBC, NBC Sports and the Golf Channel 80

WM uniforms made from Repreve “Our drivers will ride their routes collecting plastic bottles, milk jugs and other materials that will eventually be turned into the uniforms that they wear every day. This is the circular economy in action," said CEO Jim Fish during a video announcement. 81

WM/UNIFI partnership WM largest residential recycler in North America Experienced movement issues of recycled materials with past customers switching from recycled to virgin based on price WM Policy not to export any residential plastics WM desire for sustainable partner to handle recycled materials (PET) WM and WM customers wanting circularity stories around their material streams – what happens to my plastics? UNIFI/Repreve brand fit that need to ensure our customers that their materials have a sustainable home 82

83 President PETE WALDRON

84 84

85

86

87

88

89

90 Chief Sourcing & Merchandising Officer TONY ANZOVINO

91

Haggar Product Line featuring Unifi Fibers eClo Stria Dress Pants Life Khaki Cotton Casual Pants Premium Comfort Khaki Sustainable Stretch Chino Premium Stretch H26 Premium Stretch Pant (8.2%) H26 Bronx 5 Pocket (8.0%) H26 Manhattan Casual Pant (13.6%) H26 Weekend Jogger (7.5%) Premium Comfort Dress Pants (7.0%) Cool Right Casual Pants (7.6%) Cool 18 Pro Casual pants (7.6%) Active Series Casual & Dress (5.4%) Active Series Suit Separates (5.8%) Active Flex (9.2%) Smart Wash Repreve Suit (9.0%) 92

Sustainable Partnership Since 2009 Cool 18 Pro since 2016: 20.2 million yds. = 5.9 million lbs. Sorbtek eClo/PCDP since 2009: 31.4 million yds. = 4.1 million lbs. Repreve Others since 2009: 3.1 million yds. = 800k lbs. Unifi fiber Champions of Sustainability Award 2017 93

Total Measured Market – Units – Full Year 2021 Total Measured Marketing Data Includes: Premium Mid Tier (Kohl's, Macy’s, JCPenney, Belk, Nordstrom, Dillard’s, & Amazon) + Target and Walmart, Club Stores, Athletic/Sporting Goods Stores 94

Dress/Suit Pants Brand Market Share – Units Total Measured Market, Full Year 2021 Source: NPD Retail Tracking Service, Total Measured Market, Full Year 2021, Unit Rank Total Measured Market Data is Point of Sale Data that Includes: Kohl's, Macy’s, JC Penney, Belk, Boscov’s, Nordstrom, Dillard’s, Amazon, Target and Walmart, Club Stores, Athletic/Sporting Goods Stores 95

Dress/Suit Pant Items Market Share - Units Total Measured Market, Full Year 2021 Source: NPD Retail Tracking Service, Total Measured Market, Full Year 2021, Unit Rank Total Measured Market Data is Point of Sale Data that Includes: Kohl's, Macy’s, JC Penney, Belk, Boscov’s, Nordstrom, Dillard’s, Amazon, Target and Walmart, Club Stores, Athletic/Sporting Goods Stores 96

Suit Jacket/Sportscoat Brand Market Share - Units Total Measured Market, Full Year 2021 Source: NPD Retail Tracking Service, Total Measured Market, Full Year 2021, Unit Rank Total Measured Market Data is Point of Sale Data that Includes: Kohl's, Macy’s, JC Penney, Belk, Boscov’s, Nordstrom, Dillard’s, Amazon, Target and Walmart, Club Stores, Athletic/Sporting Goods Stores 97

Spring & Fall 2023 98

The Future of Circular Sustainability 99

100

101 Agenda

SUSTAINABILITY 102

103

104 Climate Cannot Wait Source: livescience.com Source: reuters.com Source: bbc.com Source: washingtonpost.com Source: nytimes.com

105 Sustainability at Unifi Inspired by: The Shared Value Opportunity - Harvard Business School Online DO GOOD DO WELL BUSINESS GROWTH POSITIVE IMPACT ON PEOPLE & PLANET

A History of Sustainable Action 106

107 REPREVE Growth FY21

108 Customer Sustainability Goals 50% RECYCLED POLYESTER BY 2025 100% RECYCLED POLYESTER BY 2025 50% RECYCLED POLYESTER & NYLON BY 2025 50% RECYCLED POLYESTER BY 2025 100% RECYCLED POLYESTER BY 2024 100% KEY MATERIALS 175 Million Recycled Bottles by 2025 100% RECYCLED POLYESTER BY 2025 60% RECYCLED POLYESTER BY 2025 Percentages represent declared sustainability goals from each brand.

109 REPREVE Environmental Impact REPREVE’s Higg Materials Sustainability Index (MSI) Scores Based on REPREVE manufactured in the US

110 Unifi Sustainability Story 30 Billion Bottles Recycled 2021 Sustainability Report

111 Unifi Sustainability Story

112 Vertical Integration in North Carolina Zero waste-to-landfill Solar farm

eAFK EvoCooler Texturing Technology 113 Lower Carbon Emissions Estimated 20% energy and emissions reduction Higher Efficiency A Better Environment More comfortable and quieter working environment Process design creates less waste and produces more pounds per hour Sustainability in Action

114 Beyond the Bottle Expanding textile takeback and recycling technologies Collaboration in designing for circularity According to the 2021 Circularity Gap Report, circular economy strategies can cut global greenhouse gas emissions by 39% A Pathway to Circularity REPREVE Textile Takeback, Yadkinville, NC

Circularity in Action 115 Source: designtex.com Source: girlfriend.com Source: thenorthface.com

116

117 Source: Chantal Anderson for the New York Times Source: hm.com Jennifer Lopez wearing H&M’s oversize puffer jacket

REPREVE SmartDye™ 118

Transparent. Traceable. Trusted. 119

Confidential & Proprietary Existing: Fabric New: Product 120 REPREVE U Trust Certification Expansion The U Trust verification program is a comprehensive certification program designed to provide REPREVE customers with a higher level of transparency and validate the authenticity of REPREVE products Enhanced value chain transparency and mapping capability Link to finished articles for e-commerce tracking and tagging Confidence and credibility

121 REPREVE “PLUS” – Margin Accretion Higher margins for multifaceted products Enhanced defensibility from competitors Maximization of sustainable benefits

122 Working Together for the Good of Tomorrow

123

124

125

126 WORKING TODAY FOR THE GOOD OF TOMORROW

127 Agenda

APPENDIX 128

129 Appendix - Historical Financials and Non-GAAP Reconciliations (dollars in thousands, except per share amounts) * * * * * * Non-GAAP financial measures; reconciliations follow.

Adjusted Net Income (Loss) & Adjusted EPS Footnote explanations are provided on the next slide. (dollars in thousands, except per share amounts) 130

Adjusted Net Income (Loss) & Adjusted EPS (cont.) Footnote explanations for previous slide detailing Adjusted Net Income (Loss) & Adjusted EPS reconciliations: (dollars in thousands, except per share amounts) 131

Adjusted EBITDA (dollars in thousands) 132

Adjusted Working Capital (dollars in thousands) 133

Net Debt (dollars in thousands) 134

135 Geographic Sales * This data omits All Other category revenue. FY 2020 and FY 2021 amounts are as reported, FY 2022 and FY 2025 amounts are estimated. NACA = North America and Central America.